THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

ChoicePlusSM Suite, ChoicePlusSM II Suite, ChoicePlus AssuranceSM A Share
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlus AssuranceSM Series, ChoicePlus AssuranceSM Prime
ChoicePlusSM Design, ChoicePlusSM Rollover, ChoicePlusSM Signature, ChoicePlusSM Advisory

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuity Account N

ChoicePlusSM Suite, ChoicePlusSM II Suite, ChoicePlus AssuranceSM A Share
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlus AssuranceSM Series, ChoicePlus AssuranceSM Prime
ChoicePlusSM Design, ChoicePlusSM Signature, ChoicePlusSM Advisory

Supplement dated September 12, 2017 to the prospectus dated May 1, 2017

This supplement outlines changes to your Lincoln ChoicePlusSM individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

Investment Requirements for Other Living Benefit Riders. The following change is effective beginning September 25, 2017, and applies to Lincoln Market Select® Advantage, 4LATER® Select Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit and Lincoln Long Term CareSM Advantage riders elected on and after August 29, 2016.

If you elected one of the riders listed above on or after August 29, 2016, investments must be at least 20% of Contract Value or Account Value among the subaccounts listed in Group 1 (previously 30%), and cannot exceed 80% of Contract Value or Account Value among the subaccounts listed in Group 2 (previously 70%). Please see your prospectus for the list of available funds in each Group.

The Contracts – Living Benefit Riders - The following information outlines a change to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Withdrawal Amount section of your prospectus. All other provisions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) not discussed in this supplement remain unchanged.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Withdrawal Amount – The Guaranteed Annual Income rates and age bands for the single and joint life option are being adjusted. The chart below displays the rates that will apply to all riders elected on or after September 25, 2017.

Guaranteed Annual Income Rates by Ages for rider elections on or after September 25, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse's age)	Guaranteed Annual Income rate
55-58	3.50%	55-58	3.50%
59-64	4.50%	59-64	4.25%
65-74	5.50%	65-74	5.25%
75+	5.85%	75+	5.60%

All of the riders listed in this supplement are not available in every contract. Please refer to your prospectus for complete details about rider availability.

Please keep this supplement for future reference.